UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2020

BRISTOW GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Briarpark Drive, Suite 700
7th Floor
Houston, Texas 77042
(Address of principal executive offices) (zip code)

(713) 267-7600
(Registrant’s telephone number, including area code)

ERA GROUP INC.
945 Bunker Hill Rd., Suite 650
Houston, Texas 77024
(713) 369-4700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VTOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On June 11, 2020, Era Group Inc. (the “Company”) completed its business combination with Bristow Group Inc. (“Old Bristow”) following the satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger, dated as of January 23, 2020 (as amended on April 22, 2020), by and among the Company, Ruby Redux Merger Sub, Inc. (“Merger Sub”), and Old Bristow (the “Merger Agreement”), pursuant to which Merger Sub merged with and into Old Bristow, with Old Bristow surviving as a wholly owned subsidiary of the Company (the “Merger”). In connection with the Merger, the Company filed a Current Report on Form 8-K with additional information about the Merger on the date hereof.

On June 8, 2020 (the “Notice Date”), the Company provided notice to terminate its $125 million revolving credit facility (the “Era Revolving Facility”) provided for under its Amended and Restated Senior Secured Revolving Credit Facility, dated as of March 31, 2014, as amended, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and SunTrust Bank, as administrative agent.  The Era Revolving Facility remained undrawn as of the Notice Date and would have matured in March 2021.  No early termination penalties were incurred by the Company in connection with termination of the Era Revolving Facility.  The Company determined to terminate the Era Revolving Facility because it believes the asset-backed revolving credit facility, dated as of April 17, 2018 (as amended on October 31, 2019), by and among Old Bristow, as parent guarantor, Bristow Norway AS, Bristow U.S. LLC and Bristow Helicopters, as borrowers and guarantors, the financial institutions from time to time party thereto as lenders and Barclays Bank PLC, in its capacity as agent and security trustee (the “Amended Bristow ABL”), which remains in place after the Merger together with cash on hand and cash flow from operations, provides it with sufficient liquidity.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Merger was treated as a “reverse acquisition” and Old Bristow was considered the accounting acquirer. Accordingly, Old Bristow will be reflected as the predecessor and acquirer in the Company’s (the legal acquirer) financial statements for periods ending after March 31, 2020. The Company’s historical financial condition and results of operations shown for comparative purposes in future periodic filings will reflect Old Bristow’s historical results.

The consolidated balance sheets of Old Bristow and subsidiaries  as of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), the related consolidated statements of operations, comprehensive income (loss), cash flows, and stockholders’ investment and redeemable noncontrolling interest for the five months ended March 31, 2020 (Successor) and the seven months ended October 31, 2019 (Predecessor) and for each of the years in the two year period ended March 31, 2019 (Predecessor), and the related notes were audited by KPMG LLP (“KPMG”). In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-merger financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

Dismissal of Independent Registered Public Accounting Firm.

On June 13, 2020, after completion of the Merger, the Company, with the approval of the Audit Committee of the Company’s Board of Directors, dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period from January 1, 2020 through June 13, 2020, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as noted below.

The audit reports of Grant Thornton on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles and no material weakness in internal control over financial reporting was identified.

The Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in Item 4.01(a). A copy of Grant Thornton’s letter, dated June 17, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm.

On June 11, 2020, the Audit Committee of the Company’s Board of Directors authorized the Company to engage KPMG as the Company’s independent registered public accounting firm for the year ending March 31, 2021, who are expected to be formally engaged upon successful completion of their client acceptance procedures.

The consolidated balance sheets of Old Bristow and subsidiaries  as of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), the related consolidated statements of operations, comprehensive income (loss), cash flows, and stockholders’ investment and redeemable noncontrolling interest for the five months ended March 31, 2020 (Successor) and the seven months ended October 31, 2019 (Predecessor) and for each of the years in the two year period ended March 31, 2019 (Predecessor), and the related notes were audited by KPMG.

(a)	Exhibits.

Exhibit No.	Description
16.1	Copy of Letter of Grant Thornton LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Dated: June 17, 2020	By:	/s/ Crystal L. Gordon
	Name:	Crystal L. Gordon
	Title:	SVP, General Counsel

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